Other Commitment	12 Months Ended
Apr. 30, 2022
Text Block [Abstract]
Other Commitment
30.	OTHER COMMITMENT
The Group entered into a binding term sheet in December 2019 with certain third parties to establish a consortium in which the Group expects to be the largest shareholder holding

35.2%
of equity interest for a consideration of Singapore Dollar
 79.2 million (equivalent to approximately HK$435,000).
The consortium is expected to establish Singa Bank, a digital wholesale banking platform to be established to provide comprehensive services to small and medium-sized enterprises and corporate clients in Singapore. On December 4, 2020, the MAS announced the grant of four licenses to other applicants, indicating that the digital banking licenses are introduced as a pilot, and the MAS will consider granting more of such licenses in the future. The consortium intends to further pursue such digital banking license opportunity, and plan
s
to submit an application if and when the MAS opens up new round of applications for such licenses in the future. As of the date of this report, the launch of the Singa Bank is subject to opening up of new round of applications for the digital wholesale banking license by MAS and the relevant approval of such license from the MAS and other regulatory requirements.
In June 2020, the Group entered into a binding term sheet to acquire 55% equity interest in CapBridge Financial Pte. Ltd., which holds a capital markets services license in respect of dealing in capital markets products that are securities and a collective investment schemes license in Singapore, for a consideration of US$1,280 (equivalent to approximately HK$9,920) in cash and 3,878,000 of Class A ordinary shares of the Company. The proposed acquisition is subject to MAS’s final approval.